Exhibit 10.8

CONFIDENTIAL

SUBSCRIPTION AGREEMENT

This Subscription Agreement is entered into by and between the undersigned subscriber, Daniel Hesse (the “Subscriber”) and Tech and Energy Transition Corporation, a Delaware corporation (the “Company”), as of January 22, 2021. The Subscriber and the Company hereby agree that:

(1)	subject to the terms and conditions of the Subscription Agreement, the Subscriber hereby subscribes for 1,006,250 shares of Class B Common Stock (as defined in the Certificate of Incorporation for the Company), par value $0.001 per share, at a purchase price of $0.00245186 per share of the Company (the “Shares”) and hereby delivers $2,467 as the aggregate purchase price therefor (the “Purchase Price”);

(2)	the Company hereby issues and sells the Shares to the Subscriber as consideration for the Purchase Price;

(3)	the Shares will be uncertificated and issued in book-entry form in the name of the Subscriber on the stock ledger of the Company;

(4)	in the event the over-allotment option granted to the underwriters of the Company’s initial public offering (“IPO”) is not exercised in full, the Subscriber acknowledges and agrees that it (or, if applicable, it and any transferees of Shares) shall automatically forfeit at the time such over-allotment option expires (or earlier if the underwriters of the IPO waive their ability to exercise such over-allotment option) any and all rights to such number of Shares (up to an aggregate of 131,250 Shares and pro rata based upon the percentage of the over-allotment option exercised) such that immediately following such forfeiture, the Subscriber (and any such transferees) will own an aggregate number of Shares equal to 10% of the issued and outstanding shares of the Company’s Class B Common Stock immediately following the IPO;

(5)	if the actual number of units offered and sold in the IPO is greater than or less than 35,000,000 (without regard to the over-allotment option), then the Shares shall be subject to forfeiture, reverse share split or share split such that immediately following such forfeiture, the Subscriber (and any such transferees) will own an aggregate number of Shares equal to 10% of the issued and outstanding shares of the Company’s Class B Common Stock immediately following the IPO;

(6)	if any of the Shares are forfeited in accordance with Section 4 above, then after such time the Subscriber (or successor in interest), shall no longer have any rights as a holder of such forfeited Shares, and the Company shall take such action as is appropriate to cancel such forfeited Shares;

(7)	if the Subscriber does not become a director of the Company at the time of the Company’s initial public offering or ceases to be a director of the Company due to his resignation or termination for cause (other than due to death or disability) before a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, all of the Subscriber’s Shares shall be, at the Company’s election, either (a) repurchased by the Company (or its designee) at the Purchase Price, or (b) forfeited to the Company for no consideration; and

(8)	the rights and obligations under this Subscription Agreement and the Shares issued thereby may not be assigned or transferred by either party hereto without the prior written consent of the other party.

The Subscriber hereby confirms to the Company that:

●	The Subscriber is acquiring the Shares in a private transaction, for its own account, for investment and not with a view to the resale or distribution thereof;

●	The Subscriber understands that the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Act”), or the securities or “blue sky” laws of any jurisdiction;

●	The Subscriber agrees that it will not transfer the Shares, or any of them, or any interest in them, except in compliance with the Act and all other applicable securities and “blue sky” laws; and

●	The Subscriber understands that any certificates representing the Shares may bear a legend setting forth or summarizing such restrictions on the sale, transfer or other disposition of such Shares.

(Signature Page Follows)

CONFIDENTIAL

Tech and Energy Transition Corporation

By:
Name:	Larry Handen
Title:	Director

By:
Name:	Gautham Srinivas
Title:	Secretary

Daniel Hesse